Standard Nuclear Executes Fuel Supply Agreement with Radiant for
TRISO Nuclear Fuel

Standard Nuclear and Radiant have signed a multi-metric-ton agreement for the supply of TRISO fuel, supporting Radiant's microreactor deployments through 2031.

Oak Ridge, TN — August 20, 2026 — Standard Nuclear (NYSE: STDN) (“Standard Nuclear” or the “Company”), a reactor-agnostic producer of TRISO nuclear fuel, and the only U.S. company with industrial-scale TRISO fuel fabrication facilities announced today the execution of a new binding fuel supply agreement with Radiant Industries, Inc., a pioneer in portable nuclear microreactors.

Under this partnership, Radiant has secured supply of multiple metric tons of TRISO fuel to be delivered through 2031. The agreement marks a watershed moment for the advanced nuclear industry, signaling commercial scale demand for TRISO fuel across a growing range of reactor applications. Radiant's Kaleidos is a 1-megawatt nuclear microreactor designed for transport and direct deployment at customer sites. This long-term commitment advances Standard Nuclear’s mission to build a domestic supply of advanced nuclear fuel by securing multi-year customer agreements for its U.S.-produced TRISO fuel.

"Radiant is now deploying truly transportable, safe, and highly advanced microreactors to transform the power paradigm for defense, behind the meter, and elsewhere. This agreement reflects our customers’ continued confidence and trust in our ability to deliver the essential TRISO fuel they need to deploy these power systems,” said Kurt Terrani, President and Chief Executive Officer of Standard Nuclear. “By offering our customers short, medium, and long-term supply options, we are providing the flexibility and certainty they need to fuel their reactors and meet the growing demand for advanced nuclear fuel across this market."

About Standard Nuclear
Standard Nuclear’s mission is to reliably deliver the essential building blocks of nuclear power at scale, enabling cost-effective, safe, and secure energy. Headquartered in Oak Ridge, Tennessee, the company is focused on the large-scale production of advanced nuclear fuel and power systems. As the only U.S. company with industrial-scale TRISO fuel fabrication facilities today, Standard Nuclear produces a robust, high-performance fuel essential to advanced nuclear reactors for terrestrial, national security, and space applications. The Company’s internationally recognized technical team, together with its operation and ownership of facilities licensed for large-scale TRISO fuel manufacturing, positions Standard Nuclear to deliver advanced nuclear fuel to a rapidly growing industry and to strengthen the domestic supply chain underpinning U.S. national security. For more information, visit https://www.standardnuclear.com.

Forward-Looking Statements
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expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release and include statements regarding our intentions, beliefs or current expectations concerning, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Standard Nuclear operates. Such forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties.
As a result of a number of known and unknown risks and uncertainties, the actual results or performance of Standard Nuclear may be materially different from those expressed or implied by these forward-looking statements. The following important risk factors could affect Standard Nuclear’s future results and cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements: risks related to financial difficulties experienced by our customers and suppliers; risks related to the fact that we are an early stage company with limited operating history; risks relating to our inability to achieve or sustain profitability; risks relating to our dependence on public support for nuclear power and continued demand for it; risks relating to the reduction in demand from data centers and artificial intelligence applications; risks related to our reliance on the commercialization timelines of advanced reactor developers; risk related to negative publicity or adverse media coverage that could damage our reputation and harm our business; risks related to the lack of a market for alternative low-carbon energy generation technologies which may grow slower than expected; risks related to our ability to manage our growth effectively to execute our business plan; risks related to the uncertainty to our forecasts of our costs estimates which are based on assumption which may not materialize; risks related to our capacity and other figures assumptions not reflect our actual future performance; risks relating to the actual costs and timelines around the production of advanced fuels and radioisotope power systems using non-uranium feedstocks may materially exceed estimates; risks relating to the occurrence of a cybersecurity incident or disruptions to or involving our information technology systems; risks relating to any change to government policy, laws, or requirements from one administration to another; risks relating to changes in federal, state, and local government policies and priorities; risks related to evolving regulations that may impose additional compliance costs or require design modifications; and the other factors set forth in our documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”).
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties of the other documents filed by Standard Nuclear from time to time with the SEC. The forward-looking statements contained in this press release are based on current expectations and beliefs concerning future developments and their potential effects on Standard Nuclear. There can be no assurance that future developments affecting Standard Nuclear will be those that Standard Nuclear has anticipated. Standard Nuclear undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this press release, except as may be required by law. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including Risk Factors our most recent Registration Statement on Form S-1, in our subsequent Quarterly Reports on Form 10-Q, and in our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business.

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